SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No.)

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                         FFTW Funds, Inc.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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


                                FFTW FUNDS, INC.

                        U.S. INFLATION-INDEXED PORTFOLIO
                   GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

     STATEMENT IN CONNECTION WITH SOLICITATION OF UNANIMOUS WRITTEN CONSENT

     This statement in connection with solicitation of unanimous written consent (the "Statement") is being furnished to the McKinsey Master Retirement Trust and the McKinsey Master Retirement Trust, Treasury Inflation Protected Securities
(TIPS) Portfolio of the FFTW Global Inflation-Indexed Hedged Portfolio (the "Global Portfolio") and to the McKinsey Master Retirement Trust, Treasury Inflation Protected Securities (TIPS) Portfolio of the FFTW U.S. Inflation-Indexed Portfolio (the "U.S. Portfolio") of FFTW Funds, Inc. (the "Fund") for actions to be taken by unanimous written consent in lieu of a special meeting of shareholders (the "Shareholders"). Forms of written consent (the "Written Consent") are attached hereto as Exhibit A and Exhibit B.

     The Fund is organized as a Maryland corporation and is not required to hold annual meetings of shareholders. Article I, Section 10 of the By-laws of the Fund permits any action to be taken at a special meeting of shareholders without a meeting and without prior notice if all the shareholders entitled to vote upon the matter consent to the action in writing and the consent is filed with the records of the Fund.

     The Shareholders will be asked to consider and approve the proposal set forth below to eliminate a fundamental investment restriction that prohibits each of the Global Portfolio and the U.S. Portfolio from investing more than 25% of its total assets in the securities of issuers in any industry, with the exception of U.S. Government Securities, the banking industry and the finance industry. Fischer Francis Trees & Watts, Inc. (the "Investment Adviser") believes that the elimination of this fundamental investment restriction will enhance each of the Global Portfolio and the U.S. Portfolio's ability to pursue its investment strategies and to respond to changes in current investment environments.

     This Statement will be furnished to the Shareholders of record of each of the Global Portfolio and the U.S. Portfolio as of the close of business on February 4, 2003 (the "Record Date"). As of the Record Date, the number of shares outstanding for the Global Portfolio and the U.S. Portfolio were 7,521,859.215 shares and 1,501,440.653 shares, respectively. This Statement is being mailed to the Shareholders on or about March 11, 2003. The Written Consent should be submitted to the Fund by March 12, 2003.

     BENEFICIAL OWNERS. To the best of the Fund's knowledge, the Directors and officers of the Fund did not own shares of each of the Global Portfolio and the U.S. Portfolio as of the Record Date.


                   GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO


NAME AND ADDRESS                                SHARES          % OF PORTFOLIO
OF BENEFICIAL OWNER

MCKINSEY MASTER RETIREMENT TRUST                5,079,640.820          67.532%
MCKINSEY & COMPANY, INC.
114 WEST 47TH STREET
NEW YORK, NY 10036

MCKINSEY MASTER RETIREMENT TRUST                2,165,960.625          28.795%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE
NEW YORK, NY 10166

MCKINSEY MASTER RETIREMENT TRUST                276,257.770             3.673%
114 WEST 47TH STREET
NEW YORK, NY 10036


                        U.S. INFLATION-INDEXED PORTFOLIO


MCKINSEY MASTER RETIREMENT TRUST                1,501,440.653             100%
TREASURY INFLATION PROTECTED SECURITIES
(TIPS) PORTFOLIO
C/O FISCHER FRANCIS TREES & WATTS, INC.
200 PARK AVENUE
NEW YORK, NY 10166


                                    PROPOSAL

               ELIMINATION OF FUNDAMENTAL INVESTMENT RESTRICTION
                  WITH RESPECT TO CONCENTRATION OF INVESTMENTS

     Each of the Global Portfolio and the U.S. Portfolio's current fundamental investment restriction with respect to concentration of investments states:

     [Each Portfolio will not] invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry). For purposes of this test, finance will be deemed to include all asset-backed securities.

     The Global Portfolio invests in inflation-protected securities around the world. To date, all foreign inflation-protected securities are sovereign issues or are explicitly guaranteed by foreign countries. The Securities and Exchange Commission (the "SEC"), in several letter rulings, has defined foreign government issues as "industries" for purposes of testing the 25% industry concentration limit, with each country being considered a separate "industry" (with the exception of all U.S. government issues). This SEC policy prevents the Global Portfolio from having more than 25% of its assets invested in a particular country and consequently restricts the Investment Adviser's ability to manage the Global Portfolio's country allocations in line with those of its benchmark. As a result, the Global Portfolio's country allocations are currently under-weight in comparison to its benchmark for purely regulatory, rather than strategic, reasons. The Investment Adviser believes that eliminating this fundamental restriction will enable the portfolio manager to mirror the benchmark's country weights and to purchase attractive securities that are consistent with the Portfolio's investment strategies and risk profile.

     The Investment Adviser seeks to apply consistent investment standards to each of the inflation-protected portfolios to facilitate compliance monitoring, and therefore requests that this fundamental restriction be eliminated for the U.S. Portfolio as well.

     At a meeting held on February 25, 2003, the Board of Directors of the Fund reviewed the proposal set forth above and believes that it is in the best interests of each of the Global Portfolio and the U.S. Portfolio and their respective shareholders.

     If the Shareholders of each of the Global Portfolio and the U.S. Portfolio consent to the proposal detailed above, such changes will become effective immediately upon shareholder approval. If the proposed changes are approved by the Shareholders of each of the Global Portfolio and the U.S. Portfolio, the Fund's prospectus and statement of additional information will be revised to reflect the proposed changes. If the proposal is not approved by the
Shareholders of either of the Global Portfolio and the U.S. Portfolio, that Portfolio's current fundamental restriction will remain unchanged.

              GENERAL INFORMATION ABOUT THE FUND AND OTHER MATTERS

     The Investment Adviser. The Investment Adviser of the Fund is located at 200 Park Avenue, New York, New York 10166. Pursuant to an investment advisory agreement, the Investment Adviser manages the investment and reinvestment of the assets of each of the Portfolios. The Investment Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

     The Investment Sub-Adviser. Fischer Francis Trees & Watts, a corporate partnership organized under the laws of the United Kingdom and an affiliate of the Investment Adviser, serves as the Investment Sub-Adviser to the Global Portfolio. Their offices are located at 2 Royal Exchange, London EC3V 3RA, England. Pursuant to a sub-advisory agreement, the Investment Sub-Adviser coordinates with the Investment Adviser in managing the investment and reinvestment of the foreign assets of the Global Portfolio. The Investment
Sub-Adviser is an affiliate of the Investment Adviser. The Investment Sub-Adviser is directly wholly-owned by Charter Atlantic Corporation, a New York corporation.

     The Administrator. The administrator of the Fund is Investors Capital Services, Inc. ("Investors Capital"), with offices at 33 Maiden Lane, New York, New York 10038. Pursuant to an administration agreement, Investors Capital (with assistance from its affiliate Investors Bank & Trust Company) manages and supervises all aspects of the general day-to-day business activities and operations of the Fund other than the investment advisory activities, including: custodial, transfer agent, dividend disbursing, accounting, auditing, compliance and related services.

     The Distributor. The distributor of the Fund is Quasar Distributors, LLC ("Quasar"), with offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. Pursuant to a distribution agreement, Quasar distributes shares of the Fund.

     REQUIRED VOTE: As required by the Investment Company Act of 1940, as amended (the "1940 Act"), approval of the Proposal requires the affirmative vote of a majority of the outstanding voting securities of the Portfolio entitled to vote on such Proposal. As defined by the 1940 Act, "majority of the outstanding voting securities" means the vote of (i) 67% or more of a fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the fund are present or represented by proxy, or (ii) more than 50% of a fund's outstanding shares, whichever is less.

     SHAREHOLDER PROPOSALS: The Fund is not required to hold annual meetings and currently does not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals in a reasonable time before a proxy statement is mailed to the Secretary of the Fund, c/o FFTW Funds, Inc., 200 Park Avenue, New York, New York 10166. Whether a shareholder proposal is submitted in a proxy statement will be determined in accordance with applicable federal and state laws.

     REPORTS TO SHAREHOLDERS. The Fund will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Fund and the most recent Semi-Annual Report succeeding such Annual Report upon request. Requests should be directed to the Fund, c/o Investors Capital Services, Inc., 33 Maiden Lane, New York, New York 10038 or call (800) 762-4848 and such reports will be sent promptly by first-class mail.

                                   EXHIBIT A

                                FFTW Funds, Inc.

                   GLOBAL INFLATION-INDEXED HEDGED PORTFOLIO

                       Unanimous Consent of Shareholders

The undersigned, being the holders of 7,521,859.215 shares or 100% of the outstanding shares of the Global Inflation-Indexed Hedged Portfolio (the
"Portfolio")  of FFTW Funds,  Inc. (the "Fund"),  in accordance  with Article I,
Section 10 of the By-Laws of the Fund and in lieu of a special meeting of shareholders, does hereby consent to and approve the following resolutions:

     RESOLVED, that the following fundamental investment restriction for the Portfolio be eliminated:

          (i) the Portfolio may not invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry); and it is

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and each of them, be and they hereby are, authorized to take any and all actions that they may deem necessary or appropriate to implement the foregoing resolution; and it is

     FURTHER RESOLVED, that this Consent be filed with the Secretary of the Fund.

IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this  Consent  of  the
Shareholders on this ____ day of March, 2003.


                                        MCKINSEY MASTER RETIREMENT TRUST
                                        (Account # 00000008772)


                                        By:_________________________________

                                        Name: ______________________________

                                        Title: _____________________________



                                        MCKINSEY MASTER RETIREMENT TRUST
                                        (Account # 00000008439)


                                        By:_________________________________

                                        Name: ______________________________

                                        Title: _____________________________



                                        MCKINSEY MASTER RETIREMENT TRUST,
                                        Treasury Inflation Protected Securities
                                        Portfolio (Account # 00000008413)


                                        By:_________________________________

                                        Name: ______________________________

                                        Title: _____________________________

                                   EXHIBIT B

                                FFTW Funds, Inc.

                        U.S. INFLATION-INDEXED PORTFOLIO

                          Consent of Sole Shareholder

The undersigned, being the holder of 1,501,440.653 shares or 100% of the outstanding shares of the U.S. Inflation-Indexed Portfolio (the "Portfolio") of FFTW Funds, Inc. (the "Fund"), in accordance with Article I, Section 10 of the By-Laws of the Fund and in lieu of a special meeting of shareholders, does hereby consent to and approve the following resolutions:

     RESOLVED, that the following fundamental investment restriction for the Portfolio be eliminated:

          (i) the Portfolio may not invest more than 25% of its total assets in the securities of issuers in any industry (other than U.S. Government Securities, the banking industry and the finance industry); and it is

     FURTHER RESOLVED, that the appropriate officers of the Fund be, and each of them, be and they hereby are, authorized to take any and all actions that they may deem necessary or appropriate to implement the foregoing resolutions; and it is

     FURTHER RESOLVED, that this Consent be filed with the Secretary of the Fund.

IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this  Consent  of  the
Shareholders on this ____ day of March, 2003.


                                        MCKINSEY MASTER RETIREMENT TRUST,
                                        Treasury Inflation Protected Securities
                                        Portfolio (Account # 00000008413)


                                        By:_________________________________

                                        Name: ______________________________

                                        Title: _____________________________